SUMMARY PROSPECTUS

January 19, 2022

The Advisors’ Inner Circle Fund III

STRATEGAS MACRO THEMATIC OPPORTUNITIES ETF

Principal Listing Exchange: NYSE Arca, Inc.
Ticker Symbol: SAMT

Investment Adviser:

Strategas Asset Management, LLC

Investment Sub-Adviser:

Vident Investment Advisory, LLC

Before you invest, you may want to review the Fund’s complete prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at https://strategasetfs.com/. You can also get this information at no cost by calling 855-457-3637, by sending an e-mail request to strategasetfs@seic.com, or by asking any financial intermediary that offers shares of the Fund. The Fund’s prospectus and statement of additional information, both dated January 19, 2022, as they may be amended from time to time, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website, phone number or e-mail address noted above.

Investment Objective

The Strategas Macro Thematic Opportunities ETF (the “Macro Thematic Opportunities ETF” or the “Fund”) seeks long-term capital appreciation.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.65%
Other Expenses[1]	0.00%
Total Annual Fund Operating Expenses	0.65%

[1]	Other Expenses are based on estimated amounts for the current fiscal year.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$66	$208

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual Fund operating expenses or in the Example, affect the Fund’s performance. Because the Fund has not commenced operations as of the date of this prospectus, it does not have portfolio turnover information to report.

Principal Investment Strategies

The Fund is an actively-managed exchange-traded fund (“ETF”) that seeks to achieve its objective by investing principally in common stocks of U.S. companies that Strategas Asset Management, LLC (the “Adviser”) believes most highly correlate to macro-thematic trends. “Macro” is a “top-down” analysis approach in investing that focuses on the inputs that are generally out of a company’s control, such as the overall economy, government fiscal and monetary policy changes, cultural and socioeconomic developments or trends, and developments arising from global crises including pandemics, wars, or financial distress. “Thematic” refers to the theses, trends or views that the Adviser believes are prevalent or likely to be prevalent in the market. For example, certain macro-thematic trends as of the date of this Prospectus could include, but are not necessarily limited to, inflation, merger and acquisition activity, travel demand post-COVID, and alternative state tax revenue opportunities (such as internet gambling and e-commerce).

The Adviser seeks to have the Fund outperform the broader U.S. equity market by leveraging the Adviser’s research-driven approach to identifying and investing in three to five macro-thematic trends at any given time. The Adviser weights each macro-thematic trend approximately equally in the Fund’s portfolio. After a macro-thematic trend is selected, the Adviser uses a number of analytical tools, including technical, fundamental, qualitative and quantitative analyses, to identify the security characteristics that the Adviser believes are most highly correlated to the macro-thematic trend. For example, if inflation is selected as a macro-thematic trend, the Adviser would attempt to determine characteristics of companies that would benefit the most from the resulting impact on the costs of goods and services in the market. The Adviser seeks to identify securities of companies that possess such characteristics and thus which could provide exposure to the macro-thematic trend. The Adviser may adjust the portfolio of securities based on changes to the macro-thematic trends or in an individual security. The Adviser continuously monitors the risk/reward profile of each macro-thematic trend to ensure the integrity of the investment thesis and the relevancy of its constituents.

The Fund may invest in securities of companies with any market capitalization, though certain liquidity parameters are required for a security to be considered. The Fund may, from time to time, invest a significant portion of its total assets in securities of companies in certain sectors. As of the date of this Prospectus, the Fund expects to have significant exposure to securities of companies in each of the consumer discretionary and financials sectors.

The Adviser has engaged Vident Investment Advisory, LLC to serve as sub-adviser (“Sub-Adviser”) for the Fund. The Sub-Adviser is responsible for trading portfolio securities for the Fund, including selecting broker-dealers to execute purchase and sale transactions or in connection with any rebalancing or reconstitution of the portfolio, pre- and post-trade compliance, and monitoring of Fund trading activity, subject to the supervision of the Adviser and the Board of Trustees.

Principal Risks

As with all ETFs, there is no guarantee that the Fund will achieve its investment objective. You could lose money by investing in the Fund. A Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC or any other government agency. The principal risk factors affecting shareholders’ investments in the Fund are set forth below.

Equity Market Risk – The risk that stock prices will fall over short or extended periods of time, sometimes rapidly and unpredictably. The value of equity securities will fluctuate in response to factors affecting a particular company, as well as broader market and economic conditions. Broad movements in financial markets may adversely affect the price of the Fund’s investments, regardless of how well the companies in which the Fund invests perform. In addition, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund. Moreover, in the event of a company’s bankruptcy, claims of certain creditors, including bondholders, will have priority over claims of common stockholders such as the Fund.

Large Capitalization Risk – The risk that larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Larger companies also may not be able to attain the high growth rates of successful smaller companies.

Small and Medium Capitalization Companies Risk – The risk that small and medium capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small and medium capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, small capitalization and medium capitalization stocks may be more volatile than those of larger companies. Small capitalization and medium capitalization stocks may be traded over-the-counter or listed on an exchange.

Active Management Risk – The success of the Fund’s strategy is dependent on the Adviser’s ability and its stock selection process to correctly identify the Fund’s investments. The portfolio securities selected by the Adviser may decline in value or not increase in value when the stock market in general is rising, in which case the Fund could experience losses regardless of the overall performance of the U.S. equity market.

Macro-Thematic Trend Investing Strategy Risk – The Adviser select securities for the Fund’s portfolio pursuant to a macro-thematic trend investment strategy. The value of the Fund may decline if, among other reasons, macro-thematic trends believed to be beneficial to the Fund do not develop as anticipated or maintain over time, securities selected for inclusion in the Fund’s portfolio due to their security characteristics that the Adviser believes are most highly correlated to a macro-thematic trend do not perform as anticipated, the Adviser fails to identify or declines to include in the Fund’s portfolio profitable companies that would have been beneficial to a macro-thematic trend, or other investment strategies generally outperform macro-thematic trends investing based on a variety of factors.

Liquidity Risk – The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to lower the price of the security, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

ETF Risks – The Fund is an exchange-traded fund (“ETF”) and, as a result of this structure, it is exposed to the following risks:

Trading Risk – Shares of the Fund may trade on NYSE Arca, Inc. (the “Exchange”) above or below their NAV. The NAV of shares of the Fund will fluctuate with changes in the market value of the Fund’s holdings. In addition, although the Fund’s shares are currently listed on the Exchange, there can be no assurance that an active trading market for shares will develop or be maintained. Trading in Fund shares may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares of the Fund inadvisable.

Limited Authorized Participants, Market Makers and Liquidity Providers Risk – Because the Fund is an ETF, only a limited number of institutional investors (known as “Authorized Participants”) are authorized to purchase and redeem shares directly from the Fund.

In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Fund shares may trade at a material discount to net asset value (“NAV”) and possibly face delisting: (i) Authorized Participants exit the business or otherwise become unable to process creation and/or redemption orders and no other Authorized Participants step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

New Fund Risk – Because the Fund is new, investors in the Fund bear the risk that the Fund may not be successful in implementing its investment strategy, may not employ a successful investment strategy, or may fail to attract sufficient assets under management to realize economies of scale, any of which could result in the Fund being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders. Such liquidation could have negative tax consequences for shareholders and will cause shareholders to incur expenses of liquidation.

Valuation Risk – The risk that a security may be difficult to value. The Fund may value certain securities at a price higher than the price at which they can be sold.

Portfolio Turnover Risk – Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities, which may affect the Fund’s performance.

Sector Focus Risk – Because the Fund may, from time to time, be more heavily invested in particular sectors, the value of its shares may be especially sensitive to factors and economic risks that specifically affect those sectors. As a result, the Fund’s share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of sectors.

Financials Sector Risk – As of the date of this Prospectus, the Fund expects to have significant exposure to securities of issuers in the financials sector. Performance of companies in the financials sector may be adversely impacted by many factors, including, among others, government regulations, economic conditions, credit rating downgrades, changes in interest rates, and decreased liquidity in credit markets. The impact of more stringent capital requirements, recent or future regulation of any individual financial company, or recent or future regulation of the financials sector as a whole cannot be predicted. In recent years, cyber attacks and technology malfunctions have become increasingly frequent in this sector and have caused significant losses to companies in this sector, which may negatively impact the Fund.

Consumer Discretionary Sector Risk – As of the date of this Prospectus, the Fund expects to have significant exposure to securities of issuers in the consumer discretionary sector. Companies in the consumer discretionary sector are subject to the performance of the overall international economy, interest rates, competition and consumer confidence. Success depends heavily on disposable household income and consumer spending. The impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the overall international economy and, in turn, negatively affect companies in the consumer discretionary sector.

Performance Information

The Fund is new, and therefore has no performance history. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund’s returns and comparing the Fund’s performance to a broad measure of market performance. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Current performance information is available on the Fund’s website at www.strategasetfs.com or by calling toll-free to 855-457-3637.

Investment Adviser

Strategas Asset Management, LLC serves as the investment adviser to the Fund.

Investment Sub-Adviser

Vident Investment Advisory, LLC serves as the sub-adviser to the Fund.

Portfolio Managers

The Fund is jointly and primarily managed by a team of the following professionals:

Strategas Asset Management, LLC

Jason Trennert, Chairman of Strategas Asset Management, LLC and Chairman and Chief Executive Officer of Strategas Securities, LLC, has served as a lead portfolio manager of the Fund since its inception in 2022.

Nicholas Bohnsack, President and Chief Executive Officer at Strategas Asset Management, LLC and President and Chief Operating Officer at Strategas Securities, LLC, has served as a lead portfolio manager of the Fund since its inception in 2022.

Ryan Grabinski, Managing Director at both Strategas Asset Management, LLC and Strategas Securities, LLC, has served as a co-portfolio manager of the Fund since its inception in 2022.

Gerald Hendricks, Director & Senior Portfolio Analyst at Strategas Asset Management, LLC, has served as a co-portfolio manager of the Fund since its inception in 2022.

Vident Investment Advisory, LLC

Rafael Zayas, CFA, Senior Vice President, Head of Portfolio Management and Trading of Vident Investment Advisory, LLC, has served as a portfolio manager of the Fund since its inception in 2022.

Austin Wen, CFA, Portfolio Manager of Vident Investment Advisory, LLC, has served as a portfolio manager of the Fund since its inception in 2022.

Purchase and Sale of Fund Shares

The Fund issues shares to (or redeems shares from) certain institutional investors known as “Authorized Participants” (typically market makers or other broker-dealers) only in large blocks of shares known as “Creation Units.” Creation Unit transactions are conducted in exchange for the deposit or delivery of a portfolio of in-kind securities designated by the Fund and/or cash.

Individual shares of the Fund may only be purchased and sold on the Exchange, other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund shares trade at market prices rather than at NAV, Fund shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) (the “bid-ask spread”). When available, recent information regarding the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads will be available at www.strategasetfs.com.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income, qualified dividend income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account (“IRA”), in which case your distribution will be taxed when withdrawn from the tax-deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

STR-SM-002-0100